   As filed with the Securities and Exchange Commission on April 8, 2002


                                                Registration No. 333 -84416

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------

                              AMENDMENT NO. 1


                                    TO

                                    FORM S-4
                             REGISTRATION STATEMENT
                                     under
                           THE SECURITIES ACT OF 1933

                           NEXTMEDIA OPERATING, INC.
             (Exact name of registrant as specified in its charter)

       Delaware                       4832                  84-1545397
   (State or other        (Primary Standard Industrial   (I.R.S. Employer
   jurisdiction of         Classification Code Number)Identification Number)
   incorporation or
    organization)

                                ---------------
   (For co-registrants, please see "Table of Co-Registrants" on the following page)

                           NEXTMEDIA OPERATING, INC.
                  6312 South Fiddlers Green Circle, Suite 360E
                              Englewood, CO 80111
                                 (303) 694-9118
 (Name, address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                  Sean Stover
                            Chief Financial Officer
                  6312 South Fiddlers Green Circle, Suite 360E
                              Englewood, CO 80111
                                 (303) 694-9118
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                ---------------
                                With copies to:

                                ---------------

                            Jeremy W. Dickens, Esq.
                           Weil, Gotshal & Manges LLP
                                767 Fifth Avenue
                         New York, New York 10153-0119
                                 (212) 310-8000


                                ---------------

   Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

   If the securities being registered on this Form are to be offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [_]

   If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

   If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

                                ---------------

                        CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 Title of Each Class of                 Proposed Maximum Proposed Maximum
    Securities to be        Amount to    Offering Price     Aggregate        Amount of
       Registered         be Registered     Per Unit      Offering Price  Registration Fee
------------------------------------------------------------------------------------------
 10 3/4% Senior
  Subordinated Notes Due
  2011..................  $200,000,000        100%         $200,000,000      $18,400(1)
------------------------------------------------------------------------------------------
 Guarantees of 10 3/4%
  Senior Subordinated
  Notes Due 2011........  $200,000,000        N/A              N/A           $     0(2)
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(f)(2) under the Securities Act of 1933, as amended. Previously paid.


(2) The Co-Registrants, each a wholly owned subsidiary of NextMedia Operating, Inc., will guarantee the payment of the 10 3/4% Senior Subordinated Notes Due 2011. Pursuant to Rule 457(n) under the Securities Act of 1933, no filing fee is required.


                                ---------------

   The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            TABLE OF CO-REGISTRANTS

                                                               IRS Employer
                                              Jurisdiction of Identification
Name                                           Organization       Number
----                                          --------------- -------------- ---
NM Licensing LLC.............................  Delaware         84-1545396
NextMedia Franchising, Inc...................  Delaware         84-1559913
NextMedia Outdoor, Inc.......................  Delaware         84-1545398
NextMedia Outdoor LLC........................  Delaware         84-1519700
Crickett, Ltd................................  Pennsylvania     23-2571088
Chesapeake Outdoor Enterprises, Inc..........  Delaware         52-1611327

                                EXPLANATORY NOTE

   This Amendment No. 1 to the Form S-4 Registration Statement (File No. 333-84416) of NextMedia Operating, Inc. and the co-registrants listed herein is being filed solely to include Exhibits to the Registration Statement. Accordingly, Part I, the form of prospectus and any supplements thereto, have been omitted from this filing.

                                    PART II

                   INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 20. Indemnification of Directors and Officers.

   Section 145 of the Delaware General Corporation Law provides that a corporation may indemnify a director, officer, employee or agent made a party to an action by reason of the fact that he was a director, officer, employee or agent of the corporation or was serving at the request of the corporation, against liabilities, costs and expenses actually and reasonably incurred by him in his capacity as a director or officer or arising out of such action, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action, had no reasonable cause to believe his conduct was unlawful. No indemnification may be provided where the director, officer, employee or agent has been adjudged by a court, after exhaustion of all appeals, to be liable to the corporation, unless a court determines that the person is entitled to such indemnity.

   Section 102(b)(7) of the Delaware General Corporation Law permits a corporation to relieve its directors from personal liability for monetary damages to the corporation or its stockholders for breaches of their fiduciary duty as directors except for (i) a breach of the duty of loyalty, (ii) failure to act in good faith, (iii) intentional misconduct or knowing violation of law,
(iv) willful or negligent violations of certain provisions of the Delaware General Corporation Law (Sections 174, 160 and 173) imposing certain requirements with respect to stock purchases, redemptions and dividends or (v) any transaction from which the director derived an improper personal benefit.

   The above provisions of the Delaware General Corporation Law are non-exclusive.

   Our certificate of incorporation currently provides that each director shall not be personally liable to such corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

Item 21. Exhibits and Financial Statement Schedules.

   (a) Exhibits.


 Exhibit
 Number                                Description
 -------                               -----------
  3.01*  Certificate of Incorporation of NextMedia Operating, Inc.

  3.02* Certificate of Amendment to the Certificate of Incorporation of NextMedia Operating, Inc.

  3.03*  Bylaws of NextMedia Operating, Inc.

  3.04*  Limited Liability Company Agreement of NM Licensing LLC.

  3.05*  Certificate of Incorporation of NextMedia Outdoor, Inc.

  3.06*  Bylaws of NextMedia Outdoor, Inc.

  3.07*  Certificate of Incorporation of NextMedia Franchising, Inc.

  3.08*  Bylaws of NextMedia Franchising, Inc.

  3.09*  Membership Agreement of NextMedia Outdoor, LLC.

  3.10*  First Amendment to Membership Agreement of NextMedia Outdoor, LLC.

  3.11*  Second Amended and Restated Limited Liability Company Agreement of
         NextMedia Investors LLC.

  3.12*  Articles of Incorporation of Crickett, Ltd.

  3.13*  Bylaws of Crickett, Ltd.

  3.14*  Certificate of Incorporation of Chesapeake Outdoor Enterprises, Inc.

  3.15*  By-laws of Chesapeake Outdoor Enterprises, Inc.

  3.16*  Amendment to the Bylaws of Chesapeake Outdoor Enterprises, Inc.

  4.01*  Indenture dated as of July 5, 2001 between NextMedia Operating, Inc.
         and U.S. Bank Trust Company, N.A., as trustee, with respect to the 10
         3/4% Senior Subordinated Notes due 2011.

  4.02*  Form of 10 3/4% Senior Subordinated Note due 2011 (included in Exhibit
         4.1).

  4.03*  Registration Rights Agreement dated June 28, 2001, among NextMedia
         Operating, Inc., Credit Suisse First Boston Corporation, Goldman,
         Sachs & Co., Deutsche Banc Alex. Brown Inc., CIBC World Markets Corp.
         and Thomas Weisel Partners LLC.

  4.04*  Credit Agreement, dated as of July 31, 2000, by and among NextMedia
         Group, Inc., NextMedia Operating, Inc., the guarantor thereunder, the lenders party thereto and Bankers Trust Company as Administrative
         Agent.

  4.05*  First Amendment to the Credit Agreement, dated as of December 13,
         2000, among NextMedia Group, Inc., NextMedia Operating, Inc.,
         NextMedia Group II, Inc., the lenders from time to time party to the Credit Agreement, and Bankers Trust Company, as administrative agent.

  4.06* Second Amendment to the Credit Agreement, dated as of May 14, 2001, among NextMedia Group, Inc., NextMedia Operating, Inc., the lenders from time to time party to the Credit Agreement, and Bankers Trust
         Company, as administrative agent.

  4.07*  Third Amendment and Consent to the Credit Agreement, dated as of June
         22, 2001, among NextMedia Group, Inc., NextMedia Operating, Inc., the lenders from time to time party to the Credit Agreement referred to below, and Bankers Trust Company, as administrative agent.

  4.08*  Fourth Amendment to the Credit Agreement, dated as of December 20,
         2001, among NextMedia Group, Inc., NextMedia Operating, Inc., the lenders from time to time party to the Credit Agreement referred to below, and Bankers Trust Company, as administrative agent.

 Exhibit
 Number                                Description
 -------                               -----------
  5.01*  Opinion of Weil, Gotshal & Manges LLP as to the validity of the 10
         3/4% Senior Subordinated Notes.

 10.01*  Asset Purchase Agreement, dated as of August 16, 1999, among NextMedia
         Group, LLC and Rambaldo Communications, Inc., Rambaldo AM
         Communications, Inc. and Rambaldo AM Broadcasting Company.

 10.02*  Asset Purchase Agreement, dated as of October 1, 1999, between
         NextMedia Group, LLC and Empire Broadcasting System LLP.

 10.03*  Asset Purchase Agreement, dated as of October 2, 1999, between
         NextMedia Group, LLC and Styles Broadcasting of Alabama, Inc.

 10.04*  Asset Purchase Agreement, dated as of October 21, 1999, between
         NextMedia Group, LLC and The Jet Broadcasting Co., Inc.

 10.05*  Asset Purchase Agreement, dated as of November 18, 1999 among
         NextMedia Outdoor, L.L.C., Promote It, Inc. d/b/a Gas Station
         Advertising Network and Jim and Lori Baxter.

 10.06*  Asset Purchase Agreement, dated as of November 20, 1999, between
         NextMedia Group, LLC and Wilmington WJBR-FM, L.L.C.

 10.07*  Asset Purchase Agreement, dated as of December 6, 1999, between
         NextMedia Group, LLC and Salt Broadcasting LLC.

 10.08*  Asset Purchase Agreement, dated as of February 11, 2000, among
         NextMedia Group, LLC and Pinnacle Broadcasting Company, Inc., WSOY
         Decatur, Inc., Pinnacle Southeast, Inc., Pinnacle Myrtle Corp.,
         Atlantic Towers, Inc., El Paso and Lubbock, Inc., WFXC & WDUR, Inc., and Pinnacle S.C., Inc.

 10.09*  Asset Purchase Agreement, dated as of February 16, 2000 between
         NextMedia Group, LLC and Hirsch Broadcasting Group, LP.

 10.10*  Asset Purchase Agreement, dated as of February 22, 2000, among
         NextMedia Group, LLC and Lake Broadcasting, Inc. and Red River Radio,
         Inc.

 10.11*  Asset Purchase Agreement, dated as of May 11, 2000, between NextMedia
         Group, Inc. and AJ Indoor Advertising, Inc.

 10.12*  Asset Purchase Agreement, dated as of June 15, 2000, between NextMedia
         Group, Inc. and Beaverkettle Company.

 10.13*  Asset Purchase Agreement, dated as of June 30, 2000, between NextMedia
         Operating, Inc. and Belvidere Broadcasting, L.P.

 10.14*  Asset Purchase Agreement, dated as of June 30, 2000, between NextMedia
         Operating, Inc. and Pride Communications, LLC.

 10.15*  Asset Exchange Agreement, dated as of August 31, 2000, among NextMedia
         Operating, Inc. and Cumulus Broadcasting Inc., Cumulus Wireless
         Services, Inc., Cumulus Licensing Corp., and the Myrtle Beach Stations
         Trust.

 10.16*  Asset Purchase Agreement, dated as of August 31, 2000, between Myrtle
         Beach Stations Trust and Fidelty Broadcasting Corporation.

 10.17*  KLAK-FM Option Agreement, dated as of October 10, 2000, among First
         Broadcasting Company, L.P., NextMedia Licensing, Inc. and NextMedia
         Operating, Inc.

 10.18*  Asset Purchase Agreement, dated as of December 28, 2000, among
         NextMedia Group II, Inc., NextMedia Licensing, Inc., Regent
         Broadcasting of Erie, Inc. and Regent Licensee of Erie, Inc.

 10.19*  Asset Purchase Agreement, dated as of January 1, 2001, among NextMedia
         Operating, Inc. and NextMedia Licensing, Inc. and Radioworks, Inc.,
         WFVR, Inc. and WKKD, Inc.

 Exhibit
 Number                                Description
 -------                               -----------
 10.20*  Asset Purchase Agreement, dated as of January 31, 2001, among
         NextMedia Outdoor, Inc. and CityVision, LLC, CityVision Mid-America,
         LLC, CityVision Connecticut, LLC and CityVision Massachusetts, LLC.

 10.21*  Asset Purchase Agreement, dated as of January 31, 2001, between
         NextMedia Operating, Inc. and Fairview Radio, Inc.

 10.22* Amendment No. 1 to the Asset Exchange Agreement, dated April 30, 2001, among NextMedia Operating, Inc. and Cumulus Broadcasting Inc., Cumulus
         Wireless Services, Inc., Cumulus Licensing Corp., and the Myrtle Beach
         Stations Trust.

 10.23*  Asset Purchase Agreement, dated as of June 13, 2001, between NextMedia
         Outdoor, Inc. and Great Advertising, LLC.

 10.24*  Asset Purchase Agreement, dated as of June 13, 2001, between NextMedia
         Outdoor, Inc. and Great Outdoor, Inc.

 10.25*  Asset Purchase Agreement, dated as of June 13, 2001, between NextMedia
         Outdoor, Inc. and Media Displays, Inc.

 10.26*  Contribution and Purchase and Sale Agreement, dated as of June 13,
         2001, among NextMedia Investors, LLC, NextMedia Outdoor, Inc. and PNE
         Media, LLC.

 10.27*  Amendment No. 2 to Asset Purchase Agreement, dated as of August 7,
         2001, among NextMedia Outdoor, Inc. and CityVision, LLC, CityVision
         Mid-America, LLC, CityVision Connecticut, LLC and CityVision
         Massachusetts, LLC.

 10.28*  Asset Purchase Agreement, dated as of October 16, 2001, among Capital
         Advertising, Inc., Capital Media II, Inc., and Capital Outdoor, Inc.
         and NextMedia.

 10.29*  Asset Purchase Agreement, dated as of October 26, 2001 between Sailing
         Billboards Outdoor Media, LLC and NextMedia Outdoor, Inc.

 10.30*  Employment Agreement, dated as of March 6, 2000, between NextMedia
         Group, Inc. and Carl E. Hirsch.

 10.31*  Employment Agreement, dated as of March 6, 2000, between NextMedia
         Group, Inc. and Steven Dinetz.

 10.32*  Employment Agreement, dated as of March 6, 2000, between NextMedia
         Group, Inc. and Sean Stover.

 10.33*  Employment Agreement, dated as of March 6, 2000, between NextMedia
         Group, Inc. and Samuel Weller.

 10.34*  Employment Agreement, dated as of March 6, 2000, between NextMedia
         Group, Inc. and Jeffrey Dinetz.

 10.35*  Employment Agreement, dated as of March 6, 2000, between NextMedia
         Group, Inc. and Steven Smith.

 10.36*  Employment Agreement, dated as of March 6, 2000, between NextMedia
         Group, Inc. and Schuyler Hansen.

 10.37*  Employment Agreement, dated as of March 6, 2000, between NextMedia
         Outdoor, Inc., NextMedia Group, Inc. and James Matalone.

 10.38*  Employment Agreement, dated as of March 6, 2000, between NextMedia
         Outdoor, Inc., NextMedia Group, Inc. and Scot McArtor.

 Exhibit
 Number                               Description
 -------                              -----------
 12.1**  Statement of Computation of Ratios of Earnings to Fixed Charges.

 21.1*   List of subsidiaries of NextMedia Operating, Inc.

 23.1**  Consent of PricewaterhouseCoopers LLP.

 23.2**  Consent of PricewaterhouseCoopers LLP.

 23.3**  Consent of Weeks Holderbaum Huber Degraw, LLP.

 23.4**  Consent of McGladrey & Pullen, LLP.

 23.5**  Consent of Ritchie, Luukkonen, Campbell & Co., Ltd.

 23.6**  Consent of Hall, Kistler & Company LLP.

 23.7*   Consent of Weil, Gotshal & Manges LLP (included in Exhibit 5).

 24.1**  Powers of Attorney (included on signature pages).

 25.1**  Form T-1 Statement of Eligibility and Qualification under the Trust
         Indenture Act of 1939, as amended, of U.S. Bank Trust National
         Association, as trustee.

 99.1* Form of Letter of Transmittal for 10 3/4% Senior Subordinated Notes due 2011.

 99.2*   Form of Notice of Guaranteed Delivery for 10 3/4% Senior Subordinated
         Notes due 2011.

--------

*Filed herewith


**Filed previously


Item 22. Undertakings.

   Each of the undersigned Registrants hereby undertakes as follows:

   (a) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by a Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

   (b) The Registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of
Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Act.

   (c) The Registrant hereby undertakes to respond to requests for information that is incorporated by reference into the Prospectus pursuant to Items 4, 10(b), 11 or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the Registration Statement through the date of responding to the request.

   (d) The Registrant hereby undertake to supply by means of post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Boulder, state of Colorado, on this 8th day of April, 2002.


                                          NEXTMEDIA OPERATING, INC.

                                                /s/ Schuyler Hansen

                                          By:__________________________________

                                            Schuyler Hansen, Chief Accounting
                                             Officer,Treasurer and Assistant
                                                      Secretary




   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on April 8, 2002 in the capacities indicated.



               Signature                               Capacity
               ---------                               --------

                   *                    Chief Executive Officer, President and
 ______________________________________  Director
             Steven Dinetz               (Principal Executive Officer)

        /s/ Schuyler Hansen             Chief Accounting Officer, Treasurer
 ______________________________________  and Assistant Secretary (Principal
            Schuyler Hansen              Accounting Officer)

                   *                    Director, Executive Chairman of the
 ______________________________________  Board
             Carl E. Hirsch

                   *                    Senior Vice President and Chief
 ______________________________________  Financial Officer
              Sean Stover                (Principal Financial Officer)

        /s/ Schuyler Hansen             As attorney-in-fact for the officers
 ______________________________________  and directors marked by an asterisk.
            Schuyler Hansen

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Boulder, state of Colorado, on this 8th day of April, 2002.


                                          NM LICENSING LLC

                                          By: NextMedia Operating, Inc., as
                                           Sole Member

                                                /s/ Schuyler Hansen

                                          By:__________________________________

                                            Schuyler Hansen, Chief Accounting
                                             Officer,Treasurer and Assistant
                                                     Secretary




   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following officers and directors of NextMedia Operating, Inc., the sole member of the registrant, on April 8, 2002 in the capacities indicated.



               Signature                               Capacity
               ---------                               --------

                   *                    Chief Executive Officer, President and
 ______________________________________  Director
             Steven Dinetz               (Principal Executive Officer)

        /s/  Schuyler Hansen            Chief Accounting Officer, Treasurer
 ______________________________________  and Assistant Secretary (Principal
            Schuyler Hansen              Accounting Officer)

                   *                    Director, Executive Chairman of the
 ______________________________________  Board
             Carl E. Hirsch

                   *                    Senior Vice President and Chief
 ______________________________________  Financial Officer
              Sean Stover                (Principal Financial Officer)

        /s/ Schuyler Hansen             As attorney-in-fact for the officers
 ______________________________________  and directors marked by an asterisk.
            Schuyler Hansen

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Boulder, state of Colorado, on this 8th day of April, 2002.


                                          NEXTMEDIA OUTDOOR, INC.

                                                /s/ Schuyler Hansen

                                          By:__________________________________

                                          Schuyler Hansen, Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on April 8, 2002 in the capacities indicated.



               Signature                               Capacity
               ---------                               --------

                   *                    Director
 ______________________________________
             Steven Dinetz

        /s/ Schuyler Hansen             Vice President (Principal Accounting
 ______________________________________  Officer)
            Schuyler Hansen

                   *                    Director
 ______________________________________
             Carl E. Hirsch

                   *                    President and Chief Executive Officer
 ______________________________________  (Principal Executive Officer)
             James Matalone

                   *                    Vice President (Principal Financial
 ______________________________________  Officer)
              Sean Stover

        /s/ Schuyler Hansen             As attorney-in-fact for the officers
 ______________________________________  and directors marked by an asterisk.
            Schuyler Hansen

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Boulder, state of Colorado, on this 8th day of April, 2002.


                                          NEXTMEDIA FRANCHISING, INC.

                                                /s/ Schuyler Hansen

                                          By:__________________________________

                                           Schuyler Hansen, Vice President and
                                                      Treasurer




   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on April 8, 2002 in the capacities indicated.



               Signature                               Capacity
               ---------                               --------

                   *                    Director
 ______________________________________
             Steven Dinetz

        /s/ Schuyler Hansen             Vice President and Treasurer
 ______________________________________  (Principal Accounting Officer)
            Schuyler Hansen

                   *                    Director
 ______________________________________
             Carl E. Hirsch

                   *                    President and Chief Operating Officer
 ______________________________________  (Principal Executive Officer)
             James Matalone

                   *                    Vice President (Principal Financial
 ______________________________________  Officer)
              Sean Stover

        /s/ Schuyler Hansen             As attorney-in-fact for the officers
 ______________________________________  and directors marked by an asterisk.
            Schuyler Hansen

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Boulder, state of Colorado, on this 8th day of April, 2002.


                                          NEXTMEDIA OUTDOOR, LLC

                                                /s/ Schuyler Hansen

                                          By:__________________________________

                                              Schuyler Hansen, Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on April 8, 2002 in the capacities indicated.



               Signature                               Capacity
               ---------                               --------

                   *                    Manager
 ______________________________________
             Steven Dinetz

        /s/ Schuyler Hansen             Vice President (Principal Accounting
 ______________________________________  Officer)
            Schuyler Hansen

                   *                    Manager
 ______________________________________
             Carl E. Hirsch

                   *                    Executive Vice President and Chief
 ______________________________________  Executive Officer (Principal
             James Matalone              Executive Officer)

                   *                    Vice President (Principal Financial
 ______________________________________  Officer)
              Sean Stover

        /s/ Schuyler Hansen             As attorney-in-fact for the officers
 ______________________________________  and directors marked by an asterisk.
            Schuyler Hansen

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Boulder, state of Colorado, on this 8th day of April, 2002.


                                          CRICKETT, LTD.

                                                /s/ Schuyler Hansen

                                          By:__________________________________

                                          Schuyler Hansen, Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on April 8, 2002 in the capacities indicated.



               Signature                               Capacity
               ---------                               --------

                   *                    Chief Executive Officer and Director
 ______________________________________  (Principal Executive Officer)
             Steven Dinetz

        /s/ Schuyler Hansen             Vice President (Principal Accounting
 ______________________________________  Officer)
            Schuyler Hansen

                   *                    Director
 ______________________________________
             Carl E. Hirsch

                   *                    Vice President (Principal Financial
 ______________________________________  Officer)
              Sean Stover

        /s/ Schuyler Hansen             As attorney-in-fact for the officers
 ______________________________________  and directors marked by an asterisk.
            Schuyler Hansen

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Boulder, state of Colorado, on this 8th day of April, 2002.


                                        CHESAPEAKE OUTDOOR ENTERPRISES, INC.

                                                /s/ Schuyler Hansen

                                        By:_____________________________________

                                          Schuyler Hansen, Vice President




   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on April 8, 2002 in the capacities indicated.



               Signature                               Capacity
               ---------                               --------

                   *                    Chief Executive Officer and Director
 ______________________________________  (Principal Executive Officer)
             Steven Dinetz

        /s/ Schuyler Hansen             Vice President (Principal Accounting
 ______________________________________  Officer)
            Schuyler Hansen

                   *                    Director
 ______________________________________
             Carl E. Hirsch

                   *                    Vice President (Principal Financial
 ______________________________________  Officer)
              Sean Stover

        /s/ Schuyler Hansen             As attorney-in-fact for the officers
 ______________________________________  and directors marked by an asterisk.
            Schuyler Hansen

                                 EXHIBIT INDEX


 Exhibit
 Number                                Description
 -------                               -----------
   3.01  Certificate of Incorporation of NextMedia Operating, Inc.

   3.02 Certificate of Amendment to the Certificate of Incorporation of NextMedia Operating, Inc.

   3.03  Bylaws of NextMedia Operating, Inc.

   3.04  Limited Liability Company Agreement of NM Licensing LLC.

   3.05  Certificate of Incorporation of NextMedia Outdoor, Inc.

   3.06  Bylaws of NextMedia Outdoor, Inc.

   3.07  Certificate of Incorporation of NextMedia Franchising, Inc.

   3.08  Bylaws of NextMedia Franchising, Inc.

   3.09  Membership Agreement of NextMedia Outdoor, LLC.

   3.10  First Amendment to Membership Agreement of NextMedia Outdoor, LLC.

   3.11  Second Amended and Restated Limited Liability Company Agreement of
         NextMedia Investors LLC.

   3.12  Articles of Incorporation of Crickett, Ltd.

   3.13  Bylaws of Crickett, Ltd.

   3.14  Certificate of Incorporation of Chesapeake Outdoor Enterprises, Inc.

   3.15  By-laws of Chesapeake Outdoor Enterprises, Inc.

   3.16  Amendment to the Bylaws of Chesapeake Outdoor Enterprises, Inc.

   4.01  Indenture dated as of July 5, 2001 between NextMedia Operating, Inc.
         and U.S. Bank Trust Company, N.A., as trustee, with respect to the 10
         3/4% Senior Subordinated Notes due 2011.

   4.02  Form of 10 3/4% Senior Subordinated Note due 2011 (included in Exhibit
         4.1).

   4.03  Registration Rights Agreement dated June 28, 2001, among NextMedia
         Operating, Inc., Credit Suisse First Boston Corporation, Goldman,
         Sachs & Co., Deutsche Banc Alex. Brown Inc., CIBC World Markets Corp.
         and Thomas Weisel Partners LLC.

   4.04  Credit Agreement, dated as of July 31, 2000, by and among NextMedia
         Group, Inc., NextMedia Operating, Inc., the guarantor thereunder, the lenders party thereto and Bankers Trust Company as administrative agent.

   4.05  First Amendment to the Credit Agreement, dated as of December 13,
         2000, among NextMedia Group, Inc., NextMedia Operating, Inc.,
         NextMedia Group II, Inc., the lenders from time to time party to the Credit Agreement, and Bankers Trust Company, as administrative agent.

   4.06 Second Amendment to the Credit Agreement, dated as of May 14, 2001, among NextMedia Group, Inc., NextMedia Operating, Inc., the lenders from time to time party to the Credit Agreement, and Bankers Trust
         Company, as administrative agent.

   4.07  Third Amendment and Consent to the Credit Agreement, dated as of June
         22, 2001, among NextMedia Group, Inc., NextMedia Operating, Inc., the lenders from time to time party to the Credit Agreement referred to below, and Bankers Trust Company, as administrative agent.

   4.08  Fourth Amendment to the Credit Agreement, dated as of December 20,
         2001, among NextMedia Group, Inc., NextMedia Operating, Inc., the lenders from time to time party to the Credit Agreement referred to below, and Bankers Trust Company, as administrative agent.

 Exhibit
 Number                                Description
 -------                               -----------
   5.01  Opinion of Weil, Gotshal & Manges LLP as to the validity of the 10
         3/4% Senior Subordinated Notes.

  10.01  Asset Purchase Agreement, dated as of August 16, 1999, among NextMedia
         Group, LLC and Rambaldo Communications, Inc., Rambaldo AM
         Communications, Inc. and Rambaldo AM Broadcasting Company.

  10.02  Asset Purchase Agreement, dated as of October 1, 1999, between
         NextMedia Group, LLC and Empire Broadcasting System LLP.

  10.03  Asset Purchase Agreement, dated as of October 2, 1999, between
         NextMedia Group, LLC and Styles Broadcasting of Alabama, Inc.

  10.04  Asset Purchase Agreement, dated as of October 21, 1999, between
         NextMedia Group, LLC and The Jet Broadcasting Co., Inc.

  10.05  Asset Purchase Agreement, dated as of November 18, 1999 among
         NextMedia Outdoor, L.L.C., Promote It, Inc. d/b/a Gas Station
         Advertising Network and Jim and Lori Baxter.

  10.06  Asset Purchase Agreement, dated as of November 20, 1999, between
         NextMedia Group, LLC and Wilmington WJBR-FM, L.L.C.

  10.07  Asset Purchase Agreement, dated as of December 6, 1999, between
         NextMedia Group, LLC and Salt Broadcasting LLC.

  10.08  Asset Purchase Agreement, dated as of February 11, 2000, among
         NextMedia Group, LLC and Pinnacle Broadcasting Company, Inc., WSOY
         Decatur, Inc., Pinnacle Southeast, Inc., Pinnacle Myrtle Corp.,
         Atlantic Towers, Inc., El Paso and Lubbock, Inc., WFXC & WDUR, Inc., and Pinnacle S.C., Inc.

  10.09  Asset Purchase Agreement, dated as of February 16, 2000 between
         NextMedia Group, LLC and Hirsch Broadcasting Group, LP.

  10.10  Asset Purchase Agreement, dated as of February 22, 2000, among
         NextMedia Group, LLC and Lake Broadcasting, Inc. and Red River Radio,
         Inc.

  10.11  Asset Purchase Agreement, dated as of May 11, 2000, between NextMedia
         Group, Inc. and AJ Indoor Advertising, Inc.

  10.12  Asset Purchase Agreement, dated as of June 15, 2000, between NextMedia
         Group, Inc. and Beaverkettle Company.

  10.13  Asset Purchase Agreement, dated as of June 30, 2000, between NextMedia
         Operating, Inc. and Belvidere Broadcasting, L.P.

  10.14  Asset Purchase Agreement, dated as of June 30, 2000, between NextMedia
         Operating, Inc. and Pride Communications, LLC.

  10.15  Asset Exchange Agreement, dated as of August 31, 2000, among NextMedia
         Operating, Inc. and Cumulus Broadcasting Inc., Cumulus Wireless
         Services, Inc., Cumulus Licensing Corp., and the Myrtle Beach Stations
         Trust.

  10.16  Asset Purchase Agreement, dated as of August 31, 2000, between Myrtle
         Beach Stations Trust and Fidelty Broadcasting Corporation.

  10.17  KLAK-FM Option Agreement, dated as of October 10, 2000, among First
         Broadcasting Company, L.P., NextMedia Licensing, Inc. and NextMedia
         Operating, Inc.

  10.18  Asset Purchase Agreement, dated as of December 28, 2000, among
         NextMedia Group II, Inc., NextMedia Licensing, Inc., Regent
         Broadcasting of Erie, Inc. and Regent Licensee of Erie, Inc.

 Exhibit
 Number                                Description
 -------                               -----------
  10.19  Asset Purchase Agreement, dated as of January 1, 2001, among NextMedia
         Operating, Inc. and NextMedia Licensing, Inc. and Radioworks, Inc.,
         WFVR, Inc. and WKKD, Inc.

  10.20  Asset Purchase Agreement, dated as of January 31, 2001, among
         NextMedia Outdoor, Inc. and CityVision, LLC, CityVision Mid-America,
         LLC, CityVision Connecticut, LLC and CityVision Massachusetts, LLC.

  10.21  Asset Purchase Agreement, dated as of January 31, 2001, between
         NextMedia Operating, Inc. and Fairview Radio, Inc.

  10.22 Amendment No. 1 to the Asset Exchange Agreement, dated April 30, 2001, among NextMedia Operating, Inc. and Cumulus Broadcasting Inc., Cumulus
         Wireless Services, Inc., Cumulus Licensing Corp., and the Myrtle Beach
         Stations Trust.

  10.23  Asset Purchase Agreement, dated as of June 13, 2001, between NextMedia
         Outdoor, Inc. and Great Advertising, LLC.

  10.24  Asset Purchase Agreement, dated as of June 13, 2001, between NextMedia
         Outdoor, Inc. and Great Outdoor, Inc.

  10.25  Asset Purchase Agreement, dated as of June 13, 2001, between NextMedia
         Outdoor, Inc. and Media Displays, Inc.

  10.26  Contribution and Purchase and Sale Agreement, dated as of June 13,
         2001, among NextMedia Investors, LLC, NextMedia Outdoor, Inc. and PNE
         Media, LLC.

  10.27  Amendment No. 2 to Asset Purchase Agreement, dated as of August 7,
         2001, among NextMedia Outdoor, Inc. and CityVision, LLC, CityVision
         Mid-America, LLC, CityVision Connecticut, LLC and CityVision
         Massachusetts, LLC.

  10.28  Asset Purchase Agreement, dated as of October 16, 2001, among Capital
         Advertising, Inc., Capital Media II, Inc., and Capital Outdoor, Inc.
         and NextMedia.

  10.29  Asset Purchase Agreement, dated as of October 26, 2001 between Sailing
         Billboards Outdoor Media, LLC and NextMedia Outdoor, Inc.

  10.30  Employment Agreement, dated as of March 6, 2000, between NextMedia
         Group, Inc. and Carl E. Hirsch.

  10.31  Employment Agreement, dated as of March 6, 2000, between NextMedia
         Group, Inc. and Steven Dinetz.

  10.32  Employment Agreement, dated as of March 6, 2000, between NextMedia
         Group, Inc. and Sean Stover.

  10.33  Employment Agreement, dated as of March 6, 2000, between NextMedia
         Group, Inc. and Samuel Weller.

  10.34  Employment Agreement, dated as of March 6, 2000, between NextMedia
         Group, Inc. and Jeffrey Dinetz.

  10.35  Employment Agreement, dated as of March 6, 2000, between NextMedia
         Group, Inc. and Steven Smith.

  10.36  Employment Agreement, dated as of March 6, 2000, between NextMedia
         Group, Inc. and Schuyler Hansen.

  10.37  Employment Agreement, dated as of March 6, 2000, between NextMedia
         Outdoor, Inc., NextMedia Group, Inc. and James Matalone.

 Exhibit
 Number                               Description
 -------                              -----------
  10.38  Employment Agreement, dated as of March 6, 2000, between NextMedia
         Outdoor, Inc., NextMedia Group, Inc. and Scot McArtor.

  21.1   List of subsidiaries of NextMedia Operating, Inc.

  23.7   Consent of Weil, Gotshal & Manges LLP (included in Exhibit 5).

  99.1 Form of Letter of Transmittal for 10 3/4% Senior Subordinated Notes due 2011.

  99.2   Form of Notice of Guaranteed Delivery for 10 3/4% Senior Subordinated
         Notes due 2011.